UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 27, 2008

Darwin Professional Underwriters, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32883	03-0510450
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9 Farm Springs Road, Farmington, Connecticut		06032
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-284-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Darwin Professional Underwriters, Inc. (the "Company") announced that Paul F. Romano, senior vice president - underwriting, resigned from the Company effective March 27, 2008, as more fully described in the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference.

The Company also announed that David J. Newman, senior vice president and chief underwriting officer, will assume Mr. Romano's administrative functions, while continuing his existing policy-setting and oversight role as chief underwriting officer.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1 Press release dated March 28, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Darwin Professional Underwriters, Inc.

March 28, 2008	By:	Timothy J. Curry

Name: Timothy J. Curry
Title: VP & Asst. General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated March 28, 2008